HANSEN NATURAL CORPORATION

                        DECEMBER 2006

SAFE HARBOR STATEMENT

            This material contains certain “forward-looking” statements.  These statements are based on management’s current expectations and are naturally subject to uncertainty and changes in circumstances.  Actual results may vary materially from the expectations contained herein and readers/listeners are cautioned not to place undue reliance on any forward-looking comments.  For a review of specific risk factors, please refer to our statements filed at the Securities and Exchange
Commission.  Hansen Natural Corporation undertakes no obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Hansen's Natural

HANSEN'S
FRUIT & VEGETABLE

December 2006 | Page 3

INTRODUCTION

INTRODUCTION, CONT’D.

Hansen’s is a 70 year old trusted brand that stands for high quality,
“better for you” natural beverages.

Hansen’s formulates and markets unique premium beverages at the forefront of consumer trends.

Hansen’s enjoys leadership positions across several categories, including the natural soda and energy categories.

In 2005, Hansen’s continued its upward growth trend.

Gross sales (net of discounts and returns) grew 85.4% from $224.1 million in 2004 to $415.4 million in 2005.

Net income grew 207.9% from $20.4 million in 2004 to $62.8 million in 2005

In the first nine months of 2006

Gross sales (net of discounts and returns) grew 73.7% from $301.8 million in the first nine months of 2005 to $524.4 million in the first nine months of 2006.

Gross sales of Monster Energy drinks from January 1, 2006 hit $500 million milestone in November.

INTRODUCTION, CONT’D.

Since 2001, Hansen’s has enjoyed an
annual growth rate of 43.6%
compounded through 2005.

Gross Annual Sales (millions)

$0

$50

$100

$150

$200

$250

$300

$350

$400

$450

2001

2002

2003

2004

2005

FINANCIAL PERFORMANCE

Hansen’s continues to enjoy excellent operating performance, with continuing growth.

The Company’s operating results are summarized below:

*Gross sales, although used internally by management as an indicator of operating performance, should not be considered as an alternative to net sales, which is determined in accordance with GAAP, and should not be used alone as an indicator of operating performance in place of net sales

55.3

  48.2

  29.8

   20.4

  17.6

(Millions, 192 oz. equiv.)

Cases

52.0%

52.3%

46.3%

39.7%

36.1%

Gross Margin (of Net Sales)

vs. YTD

9/30/05

81.1%

93.5%

63.3%

20.0%

15.4%

Sales Growth (Net)

$    0.65

$    0.22

$    0.07

$    0.04

Diluted Net Income Per
Common Share, as adjusted for
2:1 stock split in 2005 and 4:1
stock split in 2006

$    62.8

$    20.4

$      5.9

$      3.0

Net Income after Taxes

$   103.4

$    33.9

$      9.8

$      5.3

Operating Income

     236.0

     182.5

       83.5

       43.8

       33.2

Gross Profit

     218.3

     166.3

       96.9

       66.6

       58.8

Cost of Sales

     454.3

     348.9

     180.3

     110.4

       92.0

Net Sales

$524.4

$   415.4

$   224.1

$   135.7

$   112.9

Gross Sales, net of
discounts/returns*

YTD

9/30/06

2005

2004

2003

2002

(Millions, except per share data)

Years Ending December 31,

WAREHOUSE DIVISION

Hansen’s is one of the leaders in the natural soda category in the U.S.

Blue Sky is the leading natural soda in the health food category

Sodas are all natural, no preservatives, caffeine free, and in the case of
Hansen’s, sodium free, with no artificial colors or flavors

Hansen’s soda brand has unlimited potential due to its premium natural positioning to secure large share of the otherwise flat CSD market through national expansion.

Juices are enhanced with vitamins and/or calcium

Hansen’s 64 oz. apple juice is the #1 shelf-stable bottled juice in both Southern and Northern California. 1

Apple and blended juice WIC contracts provide expansive distribution in
California and promotional opportunities, particularly to Hispanic demographics

Hansen’s Energy is now marketed through this division.

1Source:  IRI–Dollar Sales– 12 weeks ending November 15, 2006-Southern and Northern California Grocery Over $2 million annually

Hansen's Natural

Mandarin Lime
NATURAL
Hansen's
SODA

Kiwi Strawberry
No Carbs!
Calorie Free
Diet
Hansen's
SODA

Hansen's
Green Tea Soda
LEMON MINT

Hansen's
energy
PRO

Blue Sky
NATURAL SODA
COLA

ORGANIC
Blue Sky

GREEN TEA SODA
Blue Sky
Imperial Lime

Blue Sky
Blue Energy

December 2006 | Page 8

CARBONATED

Hansen's Natural

Hansen's
Natural
APPLE JUICE

Hansen's
Natural
APPLE GRAPE

Hansen's
Natural
POMEGRANATE

Hansen's
Natural
Organic
APPLE JUICE

Hansen's
Smoothie
nectar

Hansen's
Smoothie
nectar

Organic
APPLE JUICE

APPLE JUICE

Hansen's
JUICE SLAM

Organic
JUICE SLAM

December 2006 | Page 9

HANSEN’S JUICES

Children’s Multi-Vitamin Juices

DSD DIVISION

Energy drink market is the fastest growing segment of U.S. beverage industry.

$1.6 billion at wholesale in 2005. 1 In 2005, category grew more than 60% over
2004.1   In first 10 months of 2006 category growth 48%  (per Nielsen). 2

Monster is the fastest growing major energy brand in U.S. (per Nielsen).3

Monster has highest sales per point in convenience channel in most major U.S.
markets, excluding Red Bull (per Nielsen).3

We believe that convenience channel represents 50%+ of total energy drink market.

Lost is a key brand appealing to teenage/college consumer.

Controlled label strategy.

1 Source:  Beverage Marketing Corporation

2  Source:  AC Nielsen-Total US – All Outlets Combined (excluding Wal-Mart)

3 Source:  AC Nielsen-Convenience Track Major Market 13 Weeks Ending 10/28/06

Hansen's Natural

MONSTER
ENERGY
LO-CARB
MONSTER
ENERGY
ASSAULT
MONSTER
ENERGY
MONSTER
ENERGY + JUICE
KHAOS

December 2006 | Page 11

MONSTER ENERGY DRINKS

Hansen's Natural

...lost
ENERGY DRINK
...lost
FIVE-O
ENERGY + JUICE
...lost
PERFECT 10
ENERGY DRINK

December 2006 | Page 12

ENERGY DRINKS

Hansen's Natural

JOKER
MAD ENERGY

JOKER
MAD ENERGY

JOKER
MAD ENERGY
+ JUICE

ACE

ACE

ACE

UNBOUND

UNBOUND

UNBOUND

December 2006		Page 13

CONTROLLED LABEL ENERGY DRINKS

Hansen's Natural

TAURINE ♦ GINSENG
Rumba
energy juice
100% JUICE
NON CARBONATED

December 2006 | Page 14

RUMBA ENERGY JUICE

All Other, 20.1%
Reg Monster, 22.0%
Reg Rockstar, 10.3%
Monster Lo Carb, 7.7%
Full Throttle Reg, 7.4%
Amp, 7.1%
Reg No Fear, 6.9%
Monster Khaos, 4.0%
Diet Rockstar, 3.9%
Full Throttle Fury, 3.9%
Rockstar Juiced, 3.6%
Monster Assault, 3.1%

December 2006

Page 15

36.8%

17.8%

11.5%

13.2%

Source:  AC Nielsen Total US - Convenience Track Major Market Expansion 13 Weeks Ending 10/28/06

16 OUNCE ENERGY DRINKS

U.S. ENERGY DRINK MARKET SHARES

Source:  AC Nielsen Total US - Convenience Track Major Market Expansion 13 Weeks Ending 10/28/06

Brand

$ Share

Share Point

Change vs YA

Red Bull

33.8

(6.4)

Monster

23.4

6.4

Rockstar

11.5

1.3

Full Throttle

6.5

0.5

No Fear

5.8

(1.4)

Amp

5.5

1.1

Adrenaline Rush

3

(1.7)

Lost

1

(0.1)

Von Dutch

0.4

0.4

All Other

9.1

FOCUS ON MONSTER ENERGY

Proven products with potential for even greater sales
velocity and distribution through effective distribution
system.  System significantly boosted by Anheuser-
Busch distribution arrangements.  Such arrangements
are in the process of being implemented.

Significant convenience chain distribution gains.

Aggressive, extreme marketing to youth-culture
demographic.  Examples include Pro-Circuit
sponsorship, Monster team athletes, and Vans
Warped Tour.  Visit www.monsterenergy.com.

Exclusive energy beverage vending rights on Las
Vegas Monorail

Fastest Growing Energy Brand in the U.S.

PRO CIRCUIT/KAWASAKI RACING

MX/SX is the pinnacle of Action Sports.

Pro Circuit Racing is a well respected “perennial winner” with 14 championships in 15 years.

Approximately one million spectators attended the 2006 MX/SX racing season.

TV coverage - approximately 5 million plus viewers.

Hansen's Natural

Ehukai Beach Park [View from Kamehameha Hwy.]

© ASPWORLDTOUR.COM / TOSTEE

December 2006 | Page 19

Monster Energy Pro Presented by Billabong

North Shore, Oahu, Hawaii

World Famous Bonsai Pipeline

ASP 4-star event, $60,000 prize purse

Billabong Hosted Web Cast

MONSTER ENERGY PRO 2006

Hansen's Natural

XXL Billabong 2004/05 Global BIG WAVE Awards

Presented by Monster Energy

Shane Dorian Waimea Bay 12/15/04 photo- Sean Davey
©2004 seandavey.com

December 2006 | Page 20

BILLABONG XXL BIG WAVE AWARDS

The Billabong XXL Award is won by the
surfer who, by any means available,
catches and successfully rides the single
biggest wave of the year based on
analysis of the available images.

Billabong Biggest Wave Award

Monster Biggest Paddle Wave Award

Monster Tube of the Year Award

Most popular, longest running Action Sports/Music Festival in the United States.

MONSTER has been a sponsor for 3 years.

49 concert dates throughout U.S. and Canada.

MONSTER is the “Official Energy Drink” of the Vans Warped Tour.

Van’s Warped Tour

Hansen's Natural

MONSTER
ENERGY

MONSTER

December 2006 | Page 22

LAS VEGAS MONSTER-RAIL

Las Vegas is the “most visited city” in the world.  Approximately 40-million people visit Las
Vegas every year.

The monorail connects the “Las Vegas Strip” to the Las Vegas Convention Center and will connect to the Fremont Street Experience and McCarran International Airport in due course.

The Monster Train is the first corporate-sponsored train of the Las Vegas Monorail.

Monster Energy Drink and Hansen’s Natural Soda exclusive vending rights at all monorail stations.

▪

Export / Misc / Food Service
2%
Retail / Specialty
20%
Health Food
4%
Club / Mass
10%
Full Service Distribution
64%

Export / Misc / Food Service
3%
Retail / Specialty
12%
Health Food
2%
Club / Mass
13%
Full Service Distribution
70%

December 2006

Page 23

CHANNEL MIX SUMMARY

Hansen’s beverages can be found in all major channels:

Channel Mix Nine Months Ended
September 30, 2005

Channel Mix Nine Months Ended
September 30, 2006

Percentages of Gross Sales by Market Channel

Warehouse
30%
DSD
70%

Warehouse
18%
DSD
82%

December 2006 | Page 24

PRODUCT MIX SUMMARY

Product Mix Nine Months Ended
September 30, 2005

Product Mix Nine Months Ended
September 30, 2006

Percentages of Gross Sales by Product Category

West
9%
Central
13%
Southeast
2%
Northeast
6%
California
70%

West
10%
Central
14%
Southeast
4%
Northeast
7%
California
65%

December 2006 | Page 25

GEOGRAPHIC MIX SUMMARY - WAREHOUSE

Geographic Mix Nine Months Ended
September 30, 2005

Geographic Mix Nine Months Ended
September 30, 2006

Percentages of  Warehouse Gross Sales by Region

West
17%
Central
41%
Southeast
10%
Northeast
7%
California
25%

West
17%
Central
39%
Southeast
12%
Northeast
7%
California
25%

December 2006
Page 26

GEOGRAPHIC MIX SUMMARY - DSD

Geographic Mix Nine Months Ended
September 30, 2005

Geographic Mix Nine Months Ended
September 30, 2006

Percentages of  DSD Gross Sales by Region

GROWTH STRATEGY

Grow existing brands

Develop and launch new products / brands including:

Monster 24 oz. and 8 oz. cans
Monster 4 packs and 8 packs
Monster Khaos
…lost Five-O
…lost Perfect 10
Rumba Energy Juice
Joker Mad Energy
Unbound
Ace
Others

Expand distribution

Upgrade quality and penetration of existing distribution

Four-Pronged Approach

CONCLUSION

Hansen’s continues to excel in its markets.

The Hansen’s brand is respected and trusted in the marketplace by an extremely loyal base of consumers.

The premium healthier brand image enjoyed by Hansen’s Natural Sodas offers unlimited opportunity to capture substantial additional share of the CSD market, through national distribution.

Monster, Lost, Joker, Unbound, Ace, Hansen’s Energy, Energade and Rumba
provide an unparalleled platform to lead the energy category (together with
Red Bull).  In fact, as this category continues to grow, we believe that
Hansen’s portfolio is better positioned to address the broader, emerging consumer base than Red Bull or any of the competition.